                                                                   EXHIBIT 10.37

                      FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                    ---------
August 31, 1995, is entered into by and among McKesson Corporation, a Delaware corporation (the "Company"), Medis Health and Pharmaceutical Services Inc., an
                  -------
Ontario corporation and indirect wholly-owned subsidiary of the Company

("Medis"), the several financial institutions party to the Credit Agreement (the
  -----
"Banks"), Bank of America Canada, as administrative agent with respect to the
 -----
Tranche B Canadian Loans and the Bankers' Acceptance Facility (the "Canadian
                                                                    --------
Administrative Agent"), Chemical Bank, as co-agent for the Banks (the "Co-
--------------------                                                   ---
Agent"), and Bank of America National Trust and Savings Association, as agent
-----
for the Banks (the "Agent").
                    -----

                                    RECITALS
                                    --------

     A. The Company, Medis, Banks, Canadian Administrative Agent, Co-Agent and Agent are parties to a Credit Agreement dated as of March 31, 1995 (the "Credit
                                                                         ------
Agreement") pursuant to which the Banks have extended certain credit facilities
---------
to the Company and Medis.

     B. The obligations of Medis under the Loan Documents are guaranteed by the Company pursuant to a Guaranty dated as of March 31, 1995 by the Company in favor of the Agent and the Banks (the "Guaranty").
                                       --------

     C. The obligations of the Company under the Credit Agreement, the Guaranty and the other Loan Documents are secured by that certain Pledge and Security Agreement dated as of March 31, 1995 among the Company and the Agent (the

"Company Pledge Agreement").
-------------------------

     D. The Company has requested that the Agent terminate the Company Pledge Agreement and that certain Custodial Agreement Acknowledgement dated as of March 31, 1995 among the Company, Bank of America National Trust and Savings Association, as Custodian (the "Company Custodial Agreement Acknowledgment"),
                                ------------------------------------------
and the Agent and that the Banks agree to certain amendments of the Credit Agreement.

     E. The Banks are willing to amend the Credit Agreement and authorize the Agent to terminate the Company Pledge Agreement and the Company Custodial Agreement Acknowledgment, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any, assigned to them in the Credit Agreement, as applicable.

     2.  Amendments to Credit Agreement.
         ------------------------------

          (a) Section 1.01 of the Credit Agreement shall be amended at the defined term "Approved Custodian" by amending and restating such defined term in its entirety as follows:

          "'Approved Custodian' means BofA, in its capacity as the initial
            ------------------
     custodian under the Custodial Agreement and its successors and assigns, any Bank (or any Affiliate of a Bank), The Bank of New York, as successor-by-assignment to BofA (provided that BofA shall have assigned to The Bank of New York BofA's rights as Custodian under the Custodial Agreement and the Custodial Agreement Acknowledgement, and The Bank of New York shall have assumed the obligations of BofA as Custodian under such documents pursuant to an assignment and assumption agreement in form and substance satisfactory to the Agent and the Majority Banks) and any other Persons that may be approved in writing as additional or successor custodians by the Company, the Agent and Majority Banks."

          (b) Section 1.01 of the Credit Agreement shall be amended at the defined term "Collateral" by amending and restating such defined term in its entirety as follows:

          "'Collateral' means all property and interests in property and
            ----------
     proceeds thereof now owned or hereafter acquired by Macfor that becomes subject to a Lien in favor of the Banks, or the Agent on behalf of the Banks, whether under this Agreement, the Pledge Agreement or any other Collateral Document; which Collateral shall not include any deposit in a Tranche B Canadian Bank."

          (c) Section 1.01 of the Credit Agreement shall be amended at the defined term "Collateral Documents" by amending and restating such defined term in its entirety as follows:

          "'Collateral Documents' means, collectively, (a) the Pledge Agreement,
            --------------------
     the Custodial Agreement (other than provisions that do not relate to Collateral or any other Collateral Document), the Custodial Agreement Acknowledgement, and all other security agreements and other similar agreements between the Company or Macfor and the Banks or the Agent for its benefit and the benefit of the Banks now or hereafter delivered to the Banks or the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against the Company or Macfor as debtor in favor of the Banks or the Agent for its benefit and the benefit of the Banks as secured party, and (b) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

           (d) Section 1.01 of the Credit Agreement shall be amended at the defined term "Custodial Agreement" by amending and restating such defined term in its entirety as follows:

          "'Custodial Agreement' means the Custody Agreement dated as of August
            -------------------
     14, 1995 between Macfor and BofA in its capacity as Custodian and any other custodial agreement with an Approved Custodian, substantially in the form of such Custody Agreement or in such other form as may be approved by Majority Banks, which may be in effect from time to time."

          (e) Section 1.01 of the Credit Agreement shall be amended at the defined term "Custodial Agreement Acknowledgement" by amending and restating such defined term in its entirety as follows:

          "'Custodial Agreement Acknowledgement' means a Custodial Agreement
            -----------------------------------
     Acknowledgement substantially in the form of Exhibit J and any other custodial agreement acknowledgement among Macfor, the Agent and the Custodian substantially in the form of Exhibit J or in such other form as may be approved by the Majority Banks, which may be in effect from time to time."

          (f) Section 1.01 of the Credit Agreement shall be amended at the defined term "Custodian" by amending and restating such defined term in its entirety as follows:

          "'Custodian' means BofA, in its capacity as the initial Custodian
            ---------
     under the Custodial Agreement and Custodial Agreement Acknowledgement, and any other Approved Custodian under the Custodial Agreement and Custodial Agreement Acknowledgement (including any successor Custodial Agreement and Custodial Agreement Acknowledgement) appointed in accordance with the terms hereof and the Pledge Agreement. The parties hereto acknowledge that there may be more than one Custodian from time to time."

          (g) Section 1.01 of the Credit Agreement shall be amended by adding the following new defined term in the appropriate alphabetical order:

          "'Macfor' means Macfor International Finance Company, a Delaware
            ------
     corporation and a Wholly-Owned Subsidiary of the Company."

          (h) Section 1.01 of the Credit Agreement shall be amended at the defined term "Majority Banks" by amending and restating such defined term in its entirety as follows:

          "'Majority Banks' means at any time (i) Banks then holding more than
            --------------
     50% of the then aggregate unpaid principal amount of the Loans, or (ii) if no such principal amount is then outstanding, Banks then having more than 50% of the Commitments. For purposes of clarification of clause (ii) of this definition only, the Tranche B Banks shall include only the Tranche B Domestic Banks."

          (i) Section 1.01 of the Credit Agreement shall be amended at the defined term "Projected Market Value" by amending and restating such defined term in its entirety as follows:

          "'Projected Market Value' means the Market Value of the Collateral
            ----------------------
     that the Company intends to pledge or cause Macfor to pledge under the Pledge Agreement to secure the Commitments and the Loans (if any) for the succeeding calendar quarter as set forth in a Notice of Election of Projected Market Value."

          (j) Section 1.01 of the Credit Agreement shall be amended at the defined term "Qualifying Collateral" by amending and restating such term in its entirety as follows:

          "'Qualifying Collateral' means Collateral as to which a first priority
            ---------------------
     Lien, subject to no other Liens (except the Lien in favor of the Custodian that secures the obligations of the Company or Macfor to the Custodian under the Custodial Agreement that is equal and ratable with the Lien of the Agent and the Lien in favor of the Custodian that secures the obligations of the Company or Macfor to the Custodian other than under the Custodial Agreement that is junior to the Lien of the Agent), exists in favor of the Agent for the benefit of the Agents and the Banks pursuant to the Collateral Documents, and of a type as to which the Company has furnished or caused to be furnished an opinion of counsel (which counsel shall be satisfactory to the Agent) addressed to the Agent and the Banks, in the form of Exhibit D-3 or otherwise satisfactory to the Agent and Majority Banks and opining that a perfected Lien exists or will exist in favor of the Agent for the benefit of the Banks, and consisting of (a) cash held in a segregated deposit account with the Agent or with the Custodian contemplated under the Custodial Agreement and the Custodial Agreement Acknowledgement, (b) securities issued by the United States Government or
     (c) securities directly and unconditionally guaranteed by the United States Government; provided, however, that if the Company proposes to pledge
                 --------  -------
     Collateral of the type described in clause (b) or (c) above, such Collateral shall not constitute Qualifying Collateral unless and until the Company has furnished or caused to be furnished to the Agent, with sufficient copies for each Bank, a certificate of the Company signed by a Responsible Officer to the effect that such Collateral constitutes Collateral of such type and such other evidence, certificates or opinions as the Agent may, at the request of any Bank, reasonably request; and provided, further, that if any Bank shall have notified the Agent that
     --------  -------
     under any Capital Adequacy Regulation then in effect with respect to such Bank, assets secured by such Collateral do not have a risk category with a risk weight of 20%, such Collateral shall not be Qualifying Collateral as to that Bank, and the provisions of subsection 3.03(c) shall apply to such Bank.

          (k) Subsection 5.12 of the Credit Agreement shall be amended in its entirety as follows:

               "(a)  The provisions of each of the Collateral

     Documents are effective to create in favor of the Agent for its benefit and the benefit of the Banks, a legal, valid and enforceable first priority security interest in all right, title and interest of the Company (in the case of Collateral pledged pursuant to Collateral Documents to which the Company is a party) or Macfor (in the case of Collateral pledged pursuant to Collateral Documents to which Macfor is a party) in the Collateral described therein to the extent that Collateral is pledged thereunder from time to time subject only to the equal and ratable Lien of the Custodian and the junior Lien of the Custodian under the Custodial Agreement; and financing statements have been filed in the offices in accordance with the Pledge Agreement.

               (b) All representations and warranties of the Company and Macfor contained in the Collateral Documents are true and correct."

          (l)  The following shall be added as a new Section 5.13 of the Credit
Agreement:

          "5.13.  Ownership of Macfor.  Macfor is a Wholly-Owned Subsidiary of
                  -------------------
the Company."

          (m) Subsection 8.01(d) of the Credit Agreement shall be amended and restated in its entirety as follows:

          "(d)  Other Defaults.  Either Borrower or Macfor (to the extent that
                --------------
     Macfor is a party thereto) fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 20 days after the earlier of (i) in the case of any provision in Article V or VI, the date upon which a Responsible Officer knew of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or"

          (n) The following shall be added at the end of Section 10.01 of the Credit Agreement: "For purposes of clarification, for the purpose of any waiver, amendment or consent covering the matters referred to in subsections (a) through
(f) of this Section 10.01 and given or entered into at any time that no principal amount of Loans is then outstanding, the Tranche B Banks shall include only the Tranche B Domestic Banks. "

          (o) Exhibit I to the Credit Agreement shall be amended and restated in its entirety in the form of Exhibit A attached hereto.

          (p) Exhibit J to the Credit Agreement shall be amended and restated in its entirety in the form of Exhibit B attached hereto.

     3.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

          (a)  No Event of Default has occurred and is
continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement and of Macfor in the Collateral Documents to which it is a party are true and correct.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.  Effective Date.  This Amendment will become effective as of August 31,
         --------------
1995 (the "Effective Date"), provided that each of the following conditions
           --------------    --------
precedent is satisfied on or before September 6, 1995:

          (a) The Agent has received from the Company and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

          (b) A Pledge Agreement, Custodial Agreement, and Custodial Agreement Acknowledgement executed by Macfor and each other party thereto, and a UCC Financing Statement covering the Collateral pledged thereunder executed by Macfor in proper form for filing with the Secretary of State of the State of California.

          (c) A certificate of the Secretary or Assistant Secretary of Macfor, certifying the names and true signatures of the officers of Macfor authorized to execute, deliver and perform, all Loan Documents to be delivered by it hereunder.

          (d) The articles or certificate of incorporation and the bylaws of Macfor as in effect on the Effective Date, certified by the Secretary or Assistant Secretary of Macfor as of the Effective Date.

          (e) an opinion of Ivan D. Meyerson, Vice President and General Counsel of the Company, addressed to the Agent and the Banks, substantially in the form of Exhibit C.

     5.  Termination of Company Pledge Agreement.  The Company, the Agent and
         ---------------------------------------
the Banks hereby agree that as of the Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Company Pledge Agreement and the Company Custodial Agreement Acknowledgement shall be terminated and of no further force and effect and the liens granted thereunder shall be released. Subject to the occurrence of the Effective Date and the satisfaction of the conditions precedent set forth in Section 4 hereof, the Banks authorize the Agent to deliver to the Company, and the Agent agrees to so deliver, a UCC-3 Termination Statement terminating the UCC Financing Statement given by the Company in connection with such Pledge Agreement.

     6.  Post-Closing Deliveries.  The Company shall furnish to the Agent below
         -----------------------
the following on or before the dates indicated below:

          (a) On or before September 8, 1995, (i) copies of the resolutions of the board of directors of Macfor authorizing the transactions contemplated under the Collateral Documents to which Macfor is a party, certified as of a recent date by the Secretary or an Assistant Secretary of Macfor; (ii) a good standing and tax good standing certificate for Macfor from the Secretary of State of the State of Delaware, dated as of a recent date.

          (b) On or before September 30, 1995, certified copies of Requests for Information or Copies, dated a date reasonably near such date, listing all effective financing statements in the State of California which name the Macfor as debtor, together with copies of such financing statements.

     7.   Reservation of Rights.  The Company acknowledges and agrees that the
          ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

     8.   Guarantor Acknowledgement and Consent.  The Company, in its capacity
          -------------------------------------
as Guarantor under the Guaranty, acknowledges and consents to the execution, delivery and performance hereof by the parties hereto and reaffirms and agrees that the Guaranty is in full force and effect, without defense, offset or counterclaim.

     9.   Miscellaneous.
          -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement, as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a party hereto shall bind such party with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the documents related hereto.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                  MCKESSON CORPORATION


                                  By: __________________________
                                  Title: _______________________


                                  MEDIS HEALTH AND
                                  PHARMACEUTICAL SERVICES INC.


                                  By:  _________________________
                                  Title:  ______________________


                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION, as
                                  Agent


                                  By: _________________________
                                  Title: Vice President


                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION, as a
                                  Bank


                                  By: _________________________
                                  Title: Vice President


                                  BANK OF AMERICA CANADA, as a
                                  Bank


                                  By: _________________________
                                  Title: ______________________


                                  CHEMICAL BANK


                                  By: _________________________
                                  Title: ______________________

                                  CHEMICAL BANK OF CANADA


                                  By: _________________________
                                  Title: ______________________


                                  THE CHASE MANHATTAN BANK N.A.


                                  By: ______________________
                                  Title: ___________________


                                  THE CHASE MANHATTAN BANK OF
                                  CANADA



                                  By: ______________________
                                  Title: ___________________


                                  MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK


                                  By: _________________________
                                  Title: ______________________


                                  MORGAN BANK OF CANADA


                                  By:  ________________________
                                  Title:  _____________________


                                  FIRST INTERSTATE BANK OF
                                  CALIFORNIA


                                  By: _________________________
                                  Title: ______________________


                                  By: _________________________
                                  Title: ______________________

                                  ABN AMRO BANK N.V.


                                  By: _________________________
                                  Title: ______________________


                                  By: _________________________
                                  Title: ______________________


                                  ABN AMRO BANK CANADA
                                  MONTREAL BRANCH


                                  By: _________________________
                                  Title: ______________________


                                  By: _________________________
                                  Title: ______________________


                                  THE FIRST NATIONAL BANK OF
                                  CHICAGO


                                  By: _________________________
                                  Title: ______________________


                                  TORONTO DOMINION (TEXAS), INC.


                                  By: _________________________
                                  Title: ______________________


                                  THE TORONTO-DOMINION BANK


                                  By: _________________________
                                  Title: ______________________

Acknowledged as of this 31st day of August, 1995


BANK OF AMERICA CANADA,
as Canadian Administrative Agent

By:  _______________________________
Title:  ____________________________